UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2010

CADENCE PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-33103	41-2142317
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

12481 High Bluff Drive, Suite 200, San Diego, California (Address of Principal Executive Offices)		92130 (Zip Code)

Registrant’s telephone number, including area code: (858) 436-1400

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Increases in Salaries for Named Executive Officers. On November 17, 2010, the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Cadence Pharmaceuticals, Inc. (the “Company”) set new base salaries for the Company’s named executive officers, which base salary adjustments are retroactive to March 1, 2010.

The new base salaries for the Company’s named executive officers are as follows:

Named Executive Officer	Title	Base Salary
Theodore R. Schroeder	President and Chief Executive Officer	$489,545

William R. LaRue	Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary	$320,579

James B. Breitmeyer, M.D., Ph.D.	Executive Vice President, Development and Chief Medical Officer	$384,275

Scott A. Byrd	Senior Vice President, Chief Commercial Officer	$332,583

Hazel M. Aker, J.D.	Senior Vice President, General Counsel and Secretary	$316,985

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CADENCE PHARMACEUTICALS, INC.

Date: November 22, 2010	By:	/S/ WILLIAM R. LARUE
	Name:	William R. LaRue
	Title:	Senior Vice President, Chief Financial Officer, Treasurer and Assistant Secretary